Rental Income, Net	6 Months Ended
Jun. 30, 2023
Rental Income, Net [Abstract]
RENTAL INCOME, NET

NOTE 17 – RENTAL INCOME, NET

The Company subleases part of the leased assets on a straight-line basis to other third parties. The lease terms with lessees vary and usually start from two years. Rental income as of June 30, 2023 and 2022 consisted of the following:

	2023	2022
Rental income	$213,405	$233,542
Rental expense	(110,693)	(149,617)
Total rental income, net	$102,712	$83,925